Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Forex International Trading Corp. (the "Company") on Form 10-Q for the  period ending September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erik Klinger, Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2012	/s/ Robert Morris Price
Robert Morris Price,
Director, CEO, President and Treasurer (Principal Executive Officer)